SCHEDULE 14A

                     Information Required in Proxy Statement


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[     ]  Preliminary Proxy Statement
[ X   ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Rule
         14a-11(c) or Rule 14a-12
[     ]  Confidential, for use of the
         Commission Only (as permitted by
         Rule 14a-6(e)(2))

                       Audits and Surveys Worldwide, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                 ---------------------------------------------
            (Name of Person(s) Filing Proxy Statement if other than
             the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[   ]    $500 per each  party to the controversy  pursuant to  Exchange Act Rule
         14a-6(i)(3)

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

           (1)   Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

           (2)   Aggregate number of securities to which transaction applies:


                 ---------------------------------------------------------------

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                 ---------------------------------------------------------------

           (4)   Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------


           (5)   Total fee paid:

                 ---------------------------------------------------------------

[   ]       Fee paid previously with preliminary materials.

[   ]       Check  box if  any  part  of  the  fee  is  offset  as  provided  by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)   Amount Previously Paid:

                 ---------------------------------------------------------------


           (2)   Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

           (3)   Filing Party:

                 ---------------------------------------------------------------

           (4)   Date Filed:

                 ---------------------------------------------------------------

                        AUDITS & SURVEYS WORLDWIDE, INC.

                           650 Avenue of the Americas
                            New York, New York 10011







                   ---------------------------------------------

                                   NOTICE OF

                                 ANNUAL MEETING

                                      AND

                                PROXY STATEMENT


                   ---------------------------------------------





                         Annual Meeting of Stockholders

                                  June 6, 1996

                        AUDITS & SURVEYS WORLDWIDE, INC.
                           650 Avenue of the Americas
                            New York, New York 10011
                                 (212) 627-9700

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 6, 1996

                                  -------------


To the Stockholders of
Audits & Surveys Worldwide, Inc.:

         Notice is Hereby Given that the Annual Meeting of the Stockholders of Audits & Surveys Worldwide, Inc., a Delaware corporation (the "Company"), will be held at The Andrew Heiskell Library, 40 West 20th Street, New York, New York 10011, on Thursday, June 6, 1996 at 10:00 a.m. local time, for the following purposes:

          1. To elect 11 directors to the Company's Board of Directors to serve until the Company's next Annual Meeting of Stockholders following their election or until their successors are duly elected and qualified;

          2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants to audit the Company's consolidated financial statements for 1996; and

          3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         The stock transfer books of the Company will not be closed but only stockholders of record at the close of business on April 17, 1996 will be entitled to notice of and to vote at such meeting or any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the offices of Audits & Surveys Worldwide, Inc., 650 Avenue of the Americas, New York, New York 10011.

         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE  MEETING,  PLEASE  MARK,
SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                           By  Order of the Board of Directors


                                           Anthony Timiraos
                                           Secretary
New York, New York
Date:  May 6, 1996

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                        AUDITS & SURVEYS WORLDWIDE, INC.
                           650 Avenue of the Americas
                            New York, New York 10011
                                 (212) 627-9700

                                  ------------

                                PROXY STATEMENT

                                  ------------

                         ANNUAL MEETING OF STOCKHOLDERS


      This Proxy Statement is furnished to stockholders of Audits & Surveys Worldwide, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at The Andrew Heiskell Library, 40 West 20th Street, New York, New York 10011, on Thursday, June 6, 1996 at 10:00 a.m. local time, or any adjournments or postponements thereof for the purposes set forth in the accompanying Notice of Annual Meeting.

      The mailing of this Proxy Statement and the enclosed proxy to stockholders will begin on or about May 6, 1996. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 1995 which accompanies this Proxy Statement.

                          INFORMATION CONCERNING PROXY

      The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. You may revoke or change your proxy at any time prior to its use at the meeting by giving the Company a written direction to revoke your proxy, giving the Company a new proxy or attending the meeting and voting in person. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, 650 Avenue of the Americas, New York, New York 10011, attention Anthony Timiraos, Secretary.

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their reasonable out-of-pocket expenses in so doing.

                             PURPOSES OF THE MEETING

      At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:


           (1) To elect 11 directors to the Company's Board of Directors to serve until the Company's next Annual Meeting of Stockholders following their election or until their successors are duly elected and qualified; and

           (2) To ratify the appointment of Deloitte & Touche LLP as independent public accountants to audit the Company's consolidated financial statements for 1996.


      You are requested to mark, sign and date the accompanying proxy and return it promptly in the enclosed pre-addressed envelope. Proxies duly executed and received in time for the Annual Meeting will be voted at the meeting in accordance with the instructions indicated. Where no instructions are indicated, proxies will be voted for the nominees for director set forth herein and to ratify the appointment of Deloitte & Touche LLP. Proxies will also be voted FOR or AGAINST such other business as may properly come before the Annual Meeting in the discretion of the persons named in the proxy.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

      The Board of Directors has set the close of business on April 17, 1996 as the record date (the "Record Date") for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of April 17, 1996 there were issued and outstanding 13,099,103 shares of Common Stock. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting.

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Under applicable Delaware law, abstentions and broker non-votes will not have the effect of votes in opposition to the election of a director but abstentions will have the effect of votes in opposition to the ratification of auditors. A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting is required with respect to the election of directors. The affirmative votes of the holders of a majority of the shares present and voting at the Annual Meeting is required for the ratification of the appointment of independent auditors.

                         OWNERSHIP OF VOTING SECURITIES

      The following table set forth, as of April 17, 1996, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers (as such term is hereinafter defined) and (iv) all directors and executive officers of the Company as a group.


                                       Amount and
                                       Nature of                    Percent of
Name and Address                       Beneficial                   Outstanding
of Beneficial Owner (1)                Ownership (2)                Shares
- - -----------------------               --------------                ------------
Solomon Dutka                            5,696,444 (3)                43.49%
   2600 Netherland Avenue
   Riverdale, New York  10463

Carl Ravitch                             1,526,713                    11.66%
   2602 Woodsview Drive
   Bensalem, Pennsylvania  19020

Marilyn Roshwalb                           813,664 (4)                 6.21%
   9 Sycamore Drive
   Great Neck, New York  11024

H. Arthur Bellows, Jr.                    674,153 (5)                 5.15%
   15 Upper Cross Road
   Greenwich, Connecticut  06831

Anthony Timiraos                          479,980                     3.66%
Alan J. Ritter                              7,260 (6)                     *
Charles E. Bradley                          7,969 (7)                     *
Bryan Dyson                                     0
Matthew Goldstein                               0
Robert c. Miller                                0
William Newman                              1,000                         *
Sol Young                                       0
William A. Zebedee                            907                         *

                                  Amount and
                                  Nature of                       Percent of
Name and Address                  Beneficial                      Outstanding
of Beneficial Owner (1)           Ownership (2)                   Shares
- - -----------------------          -------------                    ------------

All directors and executive
officers as a group (13 persons)    8,556,296                        65.32%

    *Less than 1%


(1) Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), addresses are only given for holders of 5% or more of the outstanding Common Stock of the Company.

(2) Unless otherwise indicated, each person or group has sole voting and investment power with respect to such shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person or group has the right to acquire within 60 days of April 17, 1996. For purposes of computing the percent of outstanding shares held by each person or group named above as of a given date, any shares which such person or group has the right to so acquire are deemed to be outstanding, but are not deemed to be outstanding for purpose of computing the percentage owned by any other person or group.

(3) Includes an aggregate of 844,539 shares of Common Stock held in three trusts for the benefit of members of Dr.Dutka's family, as to which shares Dr. Dutka disclaims beneficial ownership.

(4) Includes an aggregate of 400,000 shares held by the Irving Roshwalb Trust of which Marilyn Roshwalb is a trustee and sole beneficiary. The information as to these holdings has been derived from a Schedule 13D dated March 31, 1995 filed by Marilyn Roshwalb.

(5) Includes 76,200 shares owned by Mr. Bellows' wife and children, as to which shares Mr. Bellows disclaims beneficial ownership.


(6) Includes 7,260 shares owned by Mr. Ritter's children, as to which shares Mr. Ritter disclaims beneficial ownership.

(7) Includes 2,656 shares owned by Mr. Bradley's wife, as to which shares Mr. Bradley disclaims beneficial ownership.


                              ELECTION OF DIRECTORS

      The proxy will be voted (unless such vote is withheld) in favor of the election of the persons named below, as directors, each to hold office for a term of one year or until the next Annual Meeting, or until another is chosen in his stead. In the event that any of said nominees does not remain a candidate at the time of the Annual Meeting (a situation which the Board of Directors does not now anticipate), the proxy solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substitute nominees.

Name, Age and Other Positions,    Period Served as Director and Business
  if any, with the Company        Experience During Past 5 Years
  ------------------------        ---------------------------------------


Solomon Dutka  72                 Served as a  director,  Chairman  and  Chief
Chairman and Chief                Executive Officer of the Company since March
Executive Officer                 1995.  A founder of Audits and Surveys,  Inc.
                                  ("A&S") in 1953, he served A&S in various capacities, including as its Chairman and President, prior to its merger with The
                                  Triangle Corporation ("Triangle") in
                                  March 1995.

H. Arthur Bellows, Jr. 58         Served as a director, President  and  Chief
President and Chief               Operating Officer of  the  Company since March
Operating Officer                 1995.  He served as a director and Chairman of
                                  Tiangle from August 1967 until its merger with A&S in March 1995 and as Triangle's President from October 1971 until March 1995. Also served as a director of United Video Satellite
                                  Group, Inc. and Scott Cable Communications,
                                  Inc. until January 25, 1996 and February 12,
                                  1996, respectively.


Carl Ravitch  54                  Served as a director and Executive Vice
Executive Vice President          President of the Company since March 1995.  He
                                  joined A&S in 1967 and served as its Executive
                                  Vice President  - Chief Marketing Officer from
                                  1992 until the merger with Triangle in
                                  March 1995.

Anthony Timiraos  43              Served as a director and Executive Vice
Executive Vice President          President of the Company since March 1995.  He
Secretary and Treasurer           joined A&S in 1988 as Vice resident - Finance
                                  and served as its Executive Vice President -
                                  Finance and Chief Financial Officer until the merger with Triangle in March 1995.

Charles E. Bradley  66            Served as director of the Company since March
                                  1995. He served as director of Triangle from 1967 to March 1995. President of Stanwich
                                  Partners, Inc. (a private investment banking firm). Also serves as a director of General
                                  Housewares Corp., Zydeco,  Consumer Portfolio
                                  Services, Reunion Industries Inc., De Vlieg-
                                  Bullard, Inc. ("DBI"), Texon Energy Corp. and
                                  Sanitas, Inc. On August 5, 1991, DeVlieg Inc., an affiliate of DBI, filed a petition for reorganization under Chapter 11 of the U.S.
                                  Bankruptcy Code.  Mr. Bradley was a Vice
                                  President and director of DeVlieg, Inc. until December 1989.

Brian G. Dyson 60              Served as a director of the Company since May
                               1995.  President of Chatham International Corp.
                               since December 1993 and Senior Consultant to The
                               Coca-Cola Company since 1992.  Prior to 1992, Mr.
                               Dyson was President and CEO of Coca-Cola
                               Enterprises, Inc. and held various other executive level positions with The Coca-Cola
                               Company.

Matthew Goldstein 54           Served as a director of the Company since March
                               1995 President of Bernard M. Baruch College since
                               1991. Prior to such appointment, Mr. Goldstein served as Acting Vice Chancellor for Academic
                               Affairs for the City University of New
                               York and President of The City of New York's
                               Research Foundation. Also serves as director of Health-Chem Corporation and Bronx-Lebanon
                               Hospital.

Robert C. Miller 30            Served as a director of the Company since March
                               1995. Vice President  and  Director of Allen &
                               Company Incorporated  (an investment  banking
                               firm) since  1986.  Also  serves as  director  of
                               Envirogen,  Inc.  (a  public  environmental
                               company)   and    Mediscience    Technology
                              Corporation (a public medical technology company).

William Newman  69            Served as a director of the Company since March
                              1995.  Chief Executive Officer and Chairman of Ne
                              Plan Realty Trust (a New York Stock Exchange isted real estate investment trust)since 1972.

Sol Young  73                  Served as a director of the Company since March
                               1995. President of ZY Hampton Corporation (a real estate corporation) since 1986.

William A. Zebedee  59         Served as a director of the Company since March
                               1995. He served as a director of Triangle from 1986 to March 1995. President of MICA Resources,
                               Ltd. (aluminum sales trading) since 1988.

      Under the terms of a stockholder's agreement dated March 24, 1995, the then stockholders of A&S (who included Messrs. Dutka, Ravitch and Timiraos) agreed, among other things, to vote their shares of the Company's Common Stock at the 1996 Annual Meeting of Stockholders of the Company for the election of Mr. Bellows and two persons nominated by him to the Board of Directors of the Company. Messrs. Bradley and Zebedee are Mr. Bellows' nominees under the stockholders' agreement.

      The Board of Directors unanimously recommends a vote FOR each of the foregoing nominees for director. Your proxy will be so voted unless you specify otherwise.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the year ended December 31, 1995, the Board of Directors held four meetings and took certain actions on two other occasions by written consent. During 1995, each director attended at least 75% of the total number of meetings of the Board of Directors and each Committee in which he served, except Mr. Brian G. Dyson.

      The Board of Directors has established certain Committees to assist it in the discharge of its responsibilities. The following table identifies the current members of the committees.


                                                    Compensation
                         Executive      Audit      and StockOption   Nominating
                         Committee     Committee      Committee       Committee

Solmon Dutka                 X                                            X
H. Arthur Bellows, Jr.       X                                            X
Carl Ravitch                 X
Anthony Timiraos             X
Charles E. Bradley                         X                 X
Bryan Dyson                                                  X            X
Matthew Goldstein                          X                              X
Robert C. Miller                           X
William Newman                             X                 X            X
Sol Young                                  X                 X            X
William A. Zebedee                         X


      The Executive Committee exercises the power of the Board of Directors during intervals between Board meetings and acts as an advisory body to the Board of Directors by reviewing various matters prior to their submission to the Board. The Executive Committee did not hold any meetings during 1995 but its members met informally from time to time.

      The Audit Committee recommends engagement of the independent auditors, reviews the arrangement and scope of the audit and reviews internal accounting procedures and controls with the independent auditors and the Company's financial and accounting staff. The Audit Committee held one meeting during 1995; in addition, its members met informally from time to time.

      The Compensation and Stock Option Committee reviews and makes recommendations regarding salaries, compensation and benefits to be paid to officers and key employees of the Company as well as reviewing and making recommendations regarding the benefit programs of the Company as a whole. In addition, this committee reviews and makes recommendations regarding stock options to be granted to employees, directors and consultants. The Compensation and Stock Option Committee did not hold any formal meetings during 1995, however, its members met informally from time to time.

      The Nominating Committee considers and nominates persons for election to the Board. The Nominating Committee did not hold any formal meetings during 1995, however, its members met informally from time to time.

                             EXECUTIVE COMPENSATION

      The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries during the last three fiscal years.

                         Summary Compensation Table (1)


                                                                                          Other Annual          All Other
                                                        Annual Compensation               Compensation        Compensation

         Name and Principal Position             Year       Salary ($)      Bonus ($)       ($)(2)(3)(4)         ($) (5) (6)

         ---------------------------             ----       ----------      ---------       ------------         -----------

Solomon Dutka                                    1995        $350,000           -                 -                 $ 1,278
      Chairman of the Board of Directors         1994        $150,000       $498,084              -                 $ 1,916
      and Chief Executive Officer  (7)           1993        $150,000       $712,685              -                 $ 2,012

H. Arthur Bellows, Jr.                           1995        $301,250           -             $ 45,187             $545,000
      President -- Chief Operating               1994        $305,000           -             $ 54,016              $ 1,559
        Officer (8)                              1993        $305,000           -             $ 38,050              $ 1,559

Carl Ravitch                                     1995        $250,000           -                 -                 $ 1,271
      Executive Vice President - Marketing       1994        $100,000       $129,640              -                 $ 1,531
                                                 1993        $100,000       $308,180              -                 $ 1,595

Anthony Timiraos                                 1995        $195,000           -                 -                 $ 1,260
      Executive Vice President - Finance,        1994        $100,000       $ 76,589              -                 $ 1,514
      Secretary and  Treasurer                   1993        $100,000       $133,447              -                 $ 1,577

Alan J. Ritter                                   1995        $111,333           -              $ 4,711                 -
      Senior Vice President and Chief            1994        $107,000           -              $ 8,774              $ 1,190
      Accounting Officer  (9)                    1993        $107,000           -              $ 9,851              $ 1,190


(1) Includes, as appropriate, compensation paid to the Executive Officers by the Company (since March 24, 1995) and A&S and Triangle (during 1993 and 1994 and from January 1, 1995 to March 23, 1995). In 1993, 1994 and 1995
      none of the Named Executive Officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of his salary and bonus for that year, as reported in this table.

(2) The amounts shown include premiums for whole life insurance paid by Triangle on behalf of Messrs. Bellows and Ritter for the years 1995, 1994 and 1993,respectively, as follows: Mr. Bellows - $15,985, $17,259 and $17,259; and Mr. Ritter - $2,354, $5,650 and $5,650.

(3) The amounts shown include costs to the Company for expenses associated with the use of Company cars for 1994 and 1993, respectively, as follows: Mr. Bellows - $7,056 and $8,122; and Mr. Ritter - $1,390 and $1,451.

(4) The amounts shown include premiums for medical reimbursement insurance paid by the Company on behalf of Messrs. Bellows and Ritter for the years 1995, 1994 and 1993, respectively, as follows: Mr. Bellows - $29,202, $22,907 and $6,600; and Mr. Ritter - $2,357, $1,734 and $2,570.

(5) Represents contributions to the Named Executive Officer's account under a 401(k) plan, except in the case of Mr. Bellows and Mr. Ritter for 1995.

(6) In 1995 Mr. Bellows received a payment of $545,000 from Triangle in connection with the termination of his employment agreement which gave him the right to receive both a lump sump payment of $915,000 and certain insurance coverage estimated to aggregate an additional $75,000 in payments.

(7)   Dr. Dutka also served as President of A&S through March 23, 1995.

(8) Mr. Bellows served as Chairman of the Board, President and Chief Executive Officer of Triangle through March 23,1995.

(9)   Mr.  Ritter  has  served as Senior  Vice  President  and Chief  Accounting
      Officer of the Company since September 1995. He served as Vice President-Finance of Triangle from October 1993 to March 1995 and as its Controller prior thereto.

RETIREMENT AND OTHER BENEFIT PLANS

      Prior to the merger of Triangle and A&S, Triangle maintained a pension plan. On March 17, 1995 Triangle amended such plan which had the effect of precluding participation in the plan by employees of A&S. Mr. Bellows and Mr. Ritter are, however, entitled to receive benefits under such plan. The following table shows estimated, guaranteed annual benefits payable upon retirement to persons covered under Triangle's noncontributory, defined benefit pension plans for salaried employees, including the Company's Named Executive Officers, in specific base remuneration and years of service classifications, and assumes retirement at age 65.




      Average Annual Base Salary                   Estimated Annual Benefits for Years of Service Indicated

     for Five Highest Consecutive
      Years Out of the Last Ten               15               20               25                30          35 and over
     ---------------------------             ----             ----             ----              ----        ------------
               $100,000                    $ 21,256         $ 28,341         $ 35,427          $ 42,512         $ 42,512
              $ 125,000                    $ 27,506         $ 36,675         $ 45,843          $ 55,012         $ 55,012
          $ 150,000 and over               $ 33,756         $ 45,008         $ 56,260          $ 67,512         $ 67,512

      Pension benefits for the age 65, 30- year employee are calculated at 50% of Final Average Earnings (the five highest consecutive base salaries during the last ten years prior to retirement), less 50% of the employee's Primary Social Security Benefit. For service less than 30 years, the amount of the pension is reduced proportionately. For retirement prior to age 65, the pension payment is reduced actuarially.

     As of December 31, 1995, the years of service credited for the Named Executive Officers were as follows: H. Arthur Bellows, Jr. - 29; and Alan J. Ritter - 17.

DIRECTORS' COMPENSATION

      Each director who is not an employee of the Company receives an annual retainer of $12,000 plus $1,000 for each Board meeting attended and $1,000 for each committee meeting attended. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings or other Company business.

EMPLOYMENT AGREEMENTS

      The Company has entered into employment agreements with each of its Named Executive Officers. The employment agreement with Dr. Dutka provides that he will be employed for a five-year term through March 2000 at a salary of $350,000 per annum, as well as such bonuses as may be determined from time to time by the Board of Directors of the Company. At any time after March 1998, Dr. Dutka may elect to terminate his status as a full-time employee of the Company and become a consultant to the Company for the balance of the term of his employment agreement. In such event, Dr. Dutka would receive a consulting fee for his services in an amount equal to $175,000 per annum. The Company's employment agreements with Messrs. Bellows, Ravitch and Timiraos provide for such individuals to be employed for three-year terms expiring March 1998 at salaries of $300,000, $250,000 and $195,000 per annum, respectively. Mr. Ritter's Employment Agreement with the Company provides for his employment for a three-year term through September 1998 at a salary of $120,000 per annum.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Sol Young, Brian G. Dyson, Charles E. Bradley and William Newman served as the members of the Company's Compensation and Stock Option Committee since May 1995. Messrs. Charles E. Bradley and William A. Zebedee served as members of Triangle's Compensation and Stock Option Committee until May 1995. Mr. Thomas P. Howes served as a member of such committee until March 1995. None of such Committee members (i) was, during 1995, an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries or (iii) had any relationship requiring disclosure by the Company pursuant to any paragraph of Item 404 of Regulation S-K promulgated by the SEC.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Board of Directors is presently composed of Messrs. Sol Young, Brian G. Dyson, Charles E. Bradley and William Newman. The Committee makes all decisions relating to the compensation and granting of stock options for the executive officers of the Company.

      It is the philosophy of the Committee that compensation of executive officers should be closely aligned with the financial performance of the Company. This is particularly true since each of the Named Executives Officers has an employment agreement with the Company.

Accordingly, benefits are provided through stock option incentives and bonuses which are generally consistent with the goal of coordinating the rewards to management with a maximization of stockholder return. In reviewing Company performance, consideration is given to the Company's earnings. Also taken into account are external economic factors that effect results of operations. An attempt is also made to maintain compensation within the range of that afforded like executive officers at companies whose size and business is comparable to that of the Company. The Committee determined not to grant any bonuses to executive officers for the year 1995. The Committee did, however, grant options in 1996 to purchase 476,000 shares of stock of which 110,000 were to executive officers including Dr. Dutka.

CEO COMPENSATION

      In the case of the Chief Executive Officer, the Compensation and Stock Option Committee evaluates the Company's mid and long range strategic planning and its implementation as well as the considerations impacting the compensation of executive officers generally which are described above. The Committee did not grant Dr. Dutka any bonus for 1995. The Committee did, however, grant options in 1996 to purchase 50,000 shares of stock.

EXECUTIVE PAY DEDUCTION LIMITATION

      The Committee has not yet developed a policy with respect to amending pay policies or asking stockholders to vote on "pay for performance" plans in order to qualify compensation in excess of $1 million a year which might be paid to the five highest paid executives for federal tax deductibility. The Committee intends to continue to monitor this matter and will balance the interests of the Company in maintaining flexible incentive plans against the possible loss of a tax deduction should taxable compensation for any of the five highest paid executives exceed $1 million in future years.

      The foregoing report is approved by all members of the Committee.

                                                            Sol Young
                                                            Bryan G. Dyson
                                                            Charles E. Bradley
                                                            William Newman

PERFORMANCE GRAPH

      Set forth below is a graph comparing the yearly change in the cumulative stockholder return on the Company's Common Stock, the Amex Market Value Index, a peer group selected by the Company and the NASDAQ 100 Index. The graph assumes $100 invested on December 31, 1990 in Triangle's Common Stock and in each of the indices and that all dividends on stocks included in the two indices and in the stock of the peer group were reinvested. No cash dividends were paid on the Common Stock of Triangle or the Company. The peer group consists of the Company and five other companies in the market research industry: Market Facts, Inc., M/A/R/C, Inc., NFO Research, Inc., Opinion Research Corporation and Total Research Corporation during the period that their stock was publicly traded. The returns of each component company in the peer group have been weighted based on such company's relative market capitalization. The stockholder return shown on the graph below is not necessarily indicative of future performance.


                        AUDITS & SURVEYS WORLDWIDE, INC.
                                [GRAPHIC OMITTED]

               Comparison of Cumulative Total Shareholder Returns


Fiscal Year Ended                                  1990          1991          1992          1993          1994         1995
Audits & Surveys Worldwide, Inc.                   $   100       $   160       $    97       $   40        $  173        $  87
Amex Market Value Index                            $   100       $   128       $   130       $  155        $  141        $ 178
Peer Group                                         $   100       $   127       $    88       $  103        $  120        $ 186
Nasdaq 100 Index                                   $   100       $   204       $   283       $  380        $  449        $ 733

- - ---------------------------------------------

Certain Transactions

      On November 30, 1994, A&S borrowed $1,000,000 from Dr. Dutka, $300,000 from Mr. Ravitch and $61,000 from Mr. Timiraos. Such loans were repaid in full in monthly installments between February 1, 1995 and December 31, 1995 with interest at the rate of 7.75% per annum.

      During 1992 and 1991, the Company loaned Mr. Bellows an aggregate of $145,000, evidenced by promissory notes. These notes bore interest, payable quarterly, at the prime rate and were due to be repaid upon the earlier of Mr. Bellows' departure from the Company and July 15, 1996. Mr. Bellows repaid the outstanding principal balance of such loan, plus all accrued interest thereon, upon the consummation of the merger between A&S and Triangle in March 1995.

      Dr. Dutka purchased 1,000 shares of Common Stock of the Company during each month between June 1995 and December 1995. The purchases were not reflected on a Form 4. Such purchases were, however, reflected on a Form 5 filed by Dr. Dutka in January 1996.

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The  Board  of  Directors  of  the  Company  has  appointed,   subject  to
ratification by the stockholders, Deloitte & Touche LLP as the independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 1996. This firm of auditors and its predecessors has audited the accounts of the Company and its subsidiaries for approximately four years. By virtue of their familiarity with the Company's affairs and their ability, the Board of Directors of the Company considers them best qualified to perform this important function. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if he desires to do so, and will be available to answer appropriate questions from stockholders.

      The Board of Directors of the Company recommends that stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP.

                              STOCKHOLDER PROPOSALS

      In order to be included in the proxy materials for the Company's next annual meeting of stockholders, stockholders' proposals must be received by the Company on or before January 6, 1997.

                                     GENERAL

      The accompanying proxy will be voted with respect to the matters described above in the manner directed therein. If no choice is specified, it will be voted FOR the election of the named nominees for directors and FOR the ratification of the appointment of the independent auditors.

      The Board of Directors does not know of any matters to come before the meeting other than those mentioned in this Proxy Statement. If any other matters which are not known to the Board of Directors should properly come before the meeting, the accompanying proxy will be voted on such matters in accordance with the judgment of the person or persons voting.

                                            By Order of the Board of Directors
                                            Anthony Timiraos
                                            Secretary

New York, New York
Dated:  May 6, 1996

- - --------------------------------------------------------------------------------



                     PROXY -AUDITS & SURVEYS WORLDWIDE, INC.

                Proxy Solicited by the Board of Directors for the
                  Annual Meeting of Stockholders - June 6, 1996

           H. Arthur Bellows, Jr. and Anthony Timiraos, and each of them, with full power of substitution, are hereby appointed proxies to vote all shares of common stock, par value $0.01 per share, of Audits & Surveys Worldwide, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, June 6, 1996 at The Andrew Heiskell Library, 40 West 20th Street, New York, New York 10011, at 10:00 A.M., and any adjournments or postponements thereof.

                                     (Continued and to be signed on other side.)



- - --------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                                                  Please mark your       [X]
                                                  votes indicated in
                                                  this example

Item 1 -
Election of Directors


FOR all       Withhold for  Solomon Dutka; H. Arthur Bellows, Jr., Carl Ravitch;
Nominees      All Nominees  Anthony Timiraos; Charles E. Bradley; Brian G.Dyson;
Listed           Listed     Matthew Goldstein, Robert C. Miller, William Newmn;
                            Sol Young; William Zebedes

 [  ]            [  ]       (INSTRUCTION:  Only  check  the  "Withhold  For All
                             Nominees Listed" box if authority to vote for all nominiess is withheld. To withhold all authority to vote for any individual nominee write that nominee's name in the space provided below.)


                             ---------------------------------------------------

Item 2 - To ratify the  appointment of             Item 3 - Other
         Deloitte & Touche as the                  Upon such other  matters as
         Company's Independent accoutants          may  property come before
         for the year 1996.                        the annual meeting or any
                                                   adjournments or postponements
FOR      AGAINST      ABSTAIN                      thereof.

[ ]        [ ]          [ ]                        I will attend meeting [  ]





                                           The shares  represented by this Proxy
                                           will  be  voted  as  directed  by the
                                           stockholder. If no direction is given
                                           with respect to any Item,  the shares
                                           will be voted  FOR  Items 1 and 2 and
                                           in the  discretion  of the proxies on
                                           any other matter which properly comes
                                           before  the  annual  meeting,  or any
                                           adjournments     or     postponements
                                           thereof.   The   undersigned   hereby
                                           revokes any proxy heretofore given.

                                           Dated:                   , 1996


                                           -------------------------------------
                                                Signature of Stockholders


                                           -------------------------------------
                                                Signature if held jointly
                                           Please  mark and date the  proxy  and
                                           sign your name as it appears  hereon.
                                           If executed by a corporation,  a duty
                                           authorized   officer   should   sign.
                                           Executors,     administrators     and
                                           trustees   should  so  indicate  when
                                           signing.  If shares are held  jointly
                                           EACH hollder should sign.

- - --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE